UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2018

General Mills, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-01185	41-0274440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number One General Mills Boulevard, Minneapolis, Minnesota		55426-1347
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 763-764-7600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On March 27, 2018, General Mills, Inc. (the “Company”) agreed to sell 22,727,273 shares (the “Firm Shares”) of the Company’s common stock, par value $0.10 per share (“Common Stock”), at a public offering price of $44.00 per share, pursuant to the Underwriting Agreement, dated March 27, 2018 (the “Underwriting Agreement”), among the Company and Goldman Sachs & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto. In addition, the Company has granted such underwriters a 30-day option to purchase up to an additional 2,272,727 shares of Common Stock (the “Optional Shares” and, together with the Firm Shares, the “Shares”). The offer and sale of the Shares has been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (No. 333-223919). The sale of the Firm Shares is expected to close on April 2, 2018.

The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement and the opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to the validity of the Shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement, dated March 27, 2018, among the Company and Goldman Sachs & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto.

5.1 Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1 Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 27, 2018, among the Company and Goldman Sachs & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Mills, Inc.

April 2, 2018	By:	/s/ Donal L. Mulligan
Name: Donal L. Mulligan
Title: Executive Vice President and Chief Financial Officer